Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,812,500.00
Previously Paid Amount	0.00
Total Fee Amount	4,255.21
Total Offset Amount	0.00
Net Fee	$ 4,255.21